Exhibit 10.7

FORM OF SUBSCRIPTION AGREEMENT CASHLIN 10,000,000 Shares of Common Stock ($0.10 per Share) CASHLIN 84 Twyford Ave London W3 9QF, UK Ladies and Gentlemen : 1. Subscription . The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase the number of shares of Common Stock, par value $ 0 . 0001 per share (the "Shares"), of Cashlin , a Wyoming corporation (the "Company"), set forth on the signature page below, at a purchase price of $ 0 . 10 per Share , pursuant to the terms and conditions of the Company’s Prospectus contained in its Registration Statement on Form S - 1 (File No . 333 - ) filed with the U . S . Securities and Exchange Commission (the "SEC") . 2. Payment and Execution . Concurrently with the delivery of this Subscription Agreement, the Subscriber shall deliver to the Company the full purchase price for the Shares subscribed for herein ( $ 0 . 10 per Share) by wire transfer, check, or other payment method acceptable to the Company . Subscriptions are subject to acceptance by the Company, in whole or in part, in its sole discretion . The Company reserves the right to reject any subscription in whole or in part for any reason . NOTICE REGARDING OFFERING TERMS: This offering is being conducted on a best - efforts basis directly by the officers of the Company pursuant to Rule 3a4 - 1 under the Securities Exchange Act of 1934. There is no minimum number of shares required to be sold, no escrow account, and funds delivered by subscribers are immediately available to the Company for its corporate purposes upon acceptance. 3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER The Subscriber hereby represents, warrants, acknowledges, and agrees with the Company as follows : 1. Receipt of Prospectus . The Subscriber has received and reviewed a copy of the Prospectus dated , 2026 , including the risk disclosures under "Risk Factors . " 2. Investment Intent . The Subscriber is acquiring the Shares for investment purposes and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933 , as amended (the "Securities Act") . 3. Authority . The Subscriber has full power, authority, and capacity to execute and deliver this Subscription Agreement and to perform its obligations hereunder . If the Subscriber is an entity, the execution and delivery of this agreement have been duly authorized by all necessary corporate or organizational action . 4. Risk of Investment . The Subscriber understands that an investment in the Shares involves a high degree of risk, including immediate and substantial dilution, lack of liquidity, absence of a public trading market, and the potential loss of the Subscriber's entire investment . 5. Compliance with State Laws . The offer and sale of the Shares were made directly to the Subscriber in the jurisdiction specified in the Subscriber's address on the signature page, and the Subscriber is a resident of such jurisdiction . 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY The Company represents and warrants to the Subscriber that : 1. Organization . The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Wyoming, maintaining its principal executive office at 84 Twyford Ave, London W 3 9 QF, UK . Page 1 of 2

A. SUBSCRIPTION AMOUNT Number of Shares Subscribed: $ Total Purchase Price ($0.10 per Share): B. SUBSCRIBER REGISTRATION DETAILS Subscriber Name (Individual/Entity): Taxpayer ID / SSN / EIN: Residential or Principal Address: Phone & Email Address: [ ] Individual [ ] Joint Tenants [ ] Entity (LLC/Corp/Trust) Type of Ownership: 2. Authorization. The Shares, when issued and paid for in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid, and non - assessable. 3. Uncertificated Shares. In accordance with Section 3.03 of the Company's Bylaws, the Shares will be issued in uncertificated book - entry form, and written statements of ownership will be provided to the Subscriber upon request. 5. MISCELLANEOUS (a) Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wyoming, without giving effect to conflict of laws principles. (b) Entire Agreement: This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings. (c) Assignability: The Subscriber may not assign or transfer this Agreement or any rights hereunder without the prior written consent of the Company. 6. SUBSCRIBER INFORMATION & SIGNATURE PAGE IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date written below. SUBSCRIBER: ACCEPTED AND AGREED BY CASHLIN: Page 2 of 2 Signature Printed Name & Title (if applicable) Date: By: Daniel Viktor Hartmann Title: Chief Executive Officer & President Date: